Exhibit 10.3

Notice of Assignment

ASIA RESOURCE HOLDINGS LIMITED

31-A2-6-1, Miharja Condominium, Palong Road,

Miharja Park, 55200

Kuala Lumpur, Malaysia

Date: April 29, 2026

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong

Dear Sirs,

RE: AI-ENABLED SMART MANUFACTURING PLATFORM TECHNOLOGY PURCHASE AGREEMENT DATED APRIL 29, 2026

We refer to the following documents:

(i)	AI-Enabled Platform Purchase Agreement dated April 29, 2026 (“Agreement”) entered into between ASIA RESOURCE HOLDINGS LIMITED (Registration No. 243021) (“Assignor”), and CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471); and

(ii)	Deed of Assignment dated April 29, 2026 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,

For and on behalf of

Asia Resource Holdings Limited

/s/ Joo Nee Ch’ng
Name: Joo Nee Ch’ng
Designation: Director

ACCEPTANCE

We, CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by

For and on behalf of

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

/s/ Kung Lok Chiu
Name: Kung Lok Chiu
Designation: Chief Executive Officer
Date: April 29, 2026